OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                                       and
              OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
                                (each, a "Fund")
                                       and
                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.
                               (the "Master Fund")

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Ross Weissman and Todd Williams, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign, on behalf of each Fund and the Master Fund, each Fund's Registration Statement on Form N-2 to be filed with the Securities and Exchange Commission (the "SEC") on or about June 3, 2009, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

            Each of the undersigned hereby executes this Power of Attorney as of this 28th day of May, 2009.



                                                  TITLE HELD WITH EACH
               SIGNATURE                          FUND AND MASTER FUND
-----------------------------------     ---------------------------------------
                                         President, Chief Executive Officer and
/s/ Matthew Appelstein                   Principal Manager
----------------------------------
Matthew Appelstein


/s/ Gerald Hellerman                     Manager
----------------------------------
Gerald Hellerman


/s/ George W. Morriss                    Manager
----------------------------------
George W. Morriss


/s/ Paul D. Malek                        Manager
----------------------------------
Paul D. Malek


/s/ Ross Weissman                        Treasurer and Chief Financial Officer
----------------------------------
Ross Weissman